Exhibit (a)(1)(B)

Letter of Transmittal
to
Tender Shares of Common Stock
of
Factory Card & Party Outlet Corp.
(CUSIP # 303051106)
at
$16.50 Net Per Share of Common Stock
Pursuant to the Offer to Purchase
Dated October 1, 2007
by
Amscan Acquisition, Inc.
a wholly-owned subsidiary of
Amscan Holdings, Inc.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON MONDAY, NOVEMBER 5, 2007, UNLESS THE OFFER IS EXTENDED. SHARES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE OF THE OFFER.

The Depositary for the Offer is:

Wells Fargo Bank, N.A.

By Mail:	By Hand or Overnight Courier:
Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.
Shareowner Services	Shareowner Services
Voluntary Corporate Actions	Voluntary Corporate Actions
P.O. Box 64854	161 North Concord Exchange
St. Paul, Minnesota 55164-0854	South St. Paul, Minnesota 55075

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary. You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete a Form W-9, or appropriate Internal Revenue Service Form W-8, as applicable. See Instruction 8.

The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES TENDERED
Names(s) & Address(es) of Registered Holders(s)
(Please fill in if blank, exactly as name(s)	Share Certificate(s) and Share(s) Tendered
appear(s) on Share Certificate(s))	(Please attach additional signed list, if necessary)
	Share Certificate	Total Number
	Number(s)	of Shares	Number of
	and/or indicate	Represented by	Share(s)
	Book-Entry	Share Certificate(s)	Tendered (1,2)

Total Shares Tendered
(1) If Shares are held in Book-Entry form, you must indicate the number of Shares you are tendering.
(2) Unless otherwise indicated, all Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
☐ Check here if Share Certificates have been lost or mutilated. See Instruction 11.

The names and addresses of the registered holders of the tendered Shares (as defined below) should be printed, if not already printed above, exactly as they appear on the Share Certificates (as defined below) tendered hereby.

This Letter of Transmittal is to be used by stockholders of Factory Card & Party Outlet Corp. if Share Certificates for Shares are to be forwarded herewith or if Shares are held in book-entry form on the records of Wells Fargo, N.A. which is acting as Depositary (the “Depositary”). Share Certificates are to be forwarded with this Letter of Transmittal or, unless an Agent’s Message (as defined in the Offer to Purchase, as referred to below) is utilized, if tenders of Shares are to be made by book-entry transfer into the account of the Depositary at the Depository Trust Company (the “Book-Entry Transfer Facility”), pursuant to the procedures set forth in “The Tender Offer — Section 2 — Procedures for Tendering Shares” of the Offer to Purchase. Stockholders who tender their Shares by book-entry transfer are referred to herein as “Book-Entry Stockholders.”

Stockholders who desire to tender their Shares and whose certificates for Shares (the “Share Certificates”) are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedure set forth in “The Tender Offer — Section 2 — Procedures for Tendering Shares” of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

SPECIAL TENDER INSTRUCTIONS

Please list the total number of Shares held by you:

Number of Shares tendered:

TENDER OF SHARES

☐	Check here if Shares are being tendered by book-entry transfer made to an account maintained by the Depositary with the Book-Entry Transfer Facility and complete the following (only participants in the Book-Entry Transfer Facility may deliver Shares by book-entry transfer):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	Check here if tendered Shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

Account Number:

Transaction Code Number:

IMPORTANT: SIGN HERE
(Please Complete a Form W-9, or Appropriate Form W-8, as Applicable)

(Signature(s) of Owner(s))

Name(s)

Tax Identification or Social Security Number

Capacity (Full Title)
(See Instructions)

Address

(Include Zip Code)

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)
(If required — See Instructions 1 and 5)

APPLY MEDALLION GUARANTEE STAMP BELOW

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment is/are to be issued in the name of someone other than the undersigned, or if Shares tendered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

Issue ☐  Check  ☐   Share Certificates(s) To:

Name
(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security Number)
(Also complete a Form W-9)

☐	Credit Shares tendered by book-entry transfer that are not accepted for payment to the Depositary to the account set forth below:

(Depositary Account Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment is/are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under “Description of Shares Tendered.”

Mail To:

Name
(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

PAYER’S NAME: WELLS FARGO BANK, N.A.
SUBSTITUTE Form W-9	Name: Business Name: Address: City, State, Zip Code:
Department of the Treasury Internal Revenue Service	Check appropriate box: Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other (specify) ☐	Exempt from Backup withholding ☐
Request for Taxpayer Identification Number (TIN) And Certification	Part I. Please provide your taxpayer identification number in the space at right. If awaiting TIN, write “Applied For” in space at right and complete the Certificate of Awaiting Taxpayer Identification Number below.	SSN: OR EIN:
Part II. For Payees exempt from backup withholding, check the Exempt box above and complete the Certification below. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”
Part III. Certification Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or, as indicated, I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

	Signature:	Date:

NOTE: IF YOU ARE A U.S. PERSON, FAILURE TO COMPLETE AND RETURN A FORM W-9 OR THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER OR THE MERGER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL INSTRUCTIONS.
You must complete the following certificate if you wrote “applied for” in Part I of this Substitute Form W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of this Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me hereafter will be subject to backup withholding at the rate of 28% until I provide a properly certified taxpayer identification number.

Signature:	Date:

NOTICE TO NON-RESIDENT ALIENS (STOCKHOLDERS WHOSE CITIZENSHIP IS IN A COUNTRY OTHER THAN THE UNITED STATES): A PROPERLY COMPLETED AND APPROPRIATE W-8BEN FORM MUST BE COMPLETED AND RETURNED FOR CERTIFICATION OF FOREIGN STATUS. FAILURE TO DO SO WILL SUBJECT YOU TO WITHHOLDING UP TO 30% OF ANY PAYMENT DUE. SUCH FORMS MAY BE OBTAINED FROM THE DEPOSITARY.

PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Amscan Acquisition, Inc., a Delaware corporation (“Purchaser”) and wholly-owned subsidiary of Amscan Holdings, Inc., a Delaware corporation (“Parent”), the above described shares of common stock, par value $0.01 per share (the “Shares”) and the certificates representing the Shares (the “Share Certificates”) of Factory Card & Party Outlet Corp., a Delaware corporation (the “Company”), at a price of $16.50 per Share, net to the seller in cash, less any required withholding of taxes and without the payment of interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 1, 2007 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (the “Letter of Transmittal” which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, collectively constitute the “Offer”).

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby, and irrevocably constitutes and appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver such Share Certificates or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) present such Shares for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms and subject to the conditions of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints any designees of Purchaser as agents, attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned’s rights with respect to the Shares tendered, including the right to vote at any annual or special meeting of Company stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, with respect to all of the Shares tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. All such powers of attorney and proxies are irrevocable and coupled with an interest, and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney, proxies, and consents granted by the undersigned at any time with respect to such Shares, and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares, including, without limitation, voting at any meeting of stockholders.

The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that (ii) when the Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claims and will not have been transferred to Purchaser in violation of any contractual or other restriction on the transfer thereof. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable. Tenders of Shares made pursuant to the Offer may be withdrawn at any time prior to their acceptance for payment by Purchaser pursuant to the Offer. See “The Tender Offer — Section 3 — Withdrawal Rights” of the Offer to Purchase.

The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in “The Tender Offer — Section 2 — Procedures for Tendering Shares” of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Agreement and Plan of Merger, dated as of September 17, 2007, by and among Purchaser, Parent and the Company, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price and/or issue or return any Share Certificate(s) not tendered or not accepted for payment (and accompanying documents, as appropriate) in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” please mail the check for the purchase price and/or any Share Certificate(s) not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the purchase price and/or any Share Certificate(s) not tendered or accepted for payment in the name of, and deliver such check and/or such Share Certificates (and accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein under “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

☐	CHECK HERE IF ANY SHARE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 11.*

NUMBER OF SHARES REPRESENTED BY LOST, STOLEN OR DESTROYED SHARE CERTIFICATES:

*	YOU MUST CONTACT THE TRANSFER AGENT TO HAVE ALL LOST, STOLEN OR DESTROYED SHARE CERTIFICATES REPLACED IF YOU WANT TO TENDER SUCH SHARES. SEE INSTRUCTION 11 OF THE ATTACHED INSTRUCTIONS FOR CONTACT INFORMATION FOR THE TRANSFER AGENT.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures.  No signature guarantee is required on this Letter of Transmittal if: (i) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Shares) tendered herewith, unless such registered holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” or (ii) such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program, the Stock Exchanges Medallion Program and the New York Stock Exchange Medallion Signature Program, or any other “eligible guarantor institution” (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each of the foregoing, an “Eligible Institution”)). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

2. Requirements of Tender.  This Letter of Transmittal is to be completed by stockholders if Share Certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in “The Tender Offer — Section 2 — Procedures for Tendering Shares” of the Offer to Purchase. Share Certificates evidencing tendered Shares, or timely confirmation (a “Book-Entry Confirmation”) of a book-entry transfer of Shares into the Depositary’s account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis prior to the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in “The Tender Offer — Section 2 — Procedures for Tendering Shares” of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal, properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ Global Market trading days after the date of execution of such Notice of Guaranteed Delivery. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and the risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Depositary (including, in the case of book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.

3. Inadequate Space.  If the space provided herein is inadequate, the Share Certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer).  If fewer than all of the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered” in the “Description of Shares Tendered.” In this case, new Share Certificate(s) for the Shares that were evidenced by your old Share Certificate(s), but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any of the tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

If this Letter of Transmittal or any Share Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates for Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1 of this Letter of Transmittal.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) listed and transmitted hereby, the Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the Share Certificate(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1 of this Letter of Transmittal.

6. Stock Transfer Taxes.  Except as otherwise provided in this Instruction 6, Purchaser or any successor entity thereto will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, and/or if Share Certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered Share Certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) evidencing the Shares tendered hereby.

7. Special Payment and Delivery Instructions.  If a check is to be issued in the name of, and/or Share Certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or the Share Certificates for Shares not tendered or accepted for payment are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A Book-Entry Stockholder may request that Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Stockholder may designate under “Special Payment Instructions.” If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

8. Backup Withholding.  In order to avoid “backup withholding” at a rate of 28% of U.S. federal income tax on payments of cash pursuant to the Offer or the Merger, a U.S. Stockholder receiving cash in the Offer or the Merger must, unless an exemption applies, provide the Depositary with such stockholder’s correct taxpayer identification number (“TIN”) on a Form W-9 or a Substitute Form W-9, certify that such TIN is correct and provide certain other certifications, all under penalties of perjury. If a stockholder does not provide such stockholder’s correct TIN or fails to provide the required certifications, the Internal Revenue Service (the “IRS”) may impose a penalty on such stockholder, and payment of cash to such stockholder pursuant to the Offer or the Merger may be subject to backup withholding. If a tendering U.S. Stockholder is subject to backup withholding, such stockholder must cross out Item (2) of Part III of the Certification Box of the Substitute Form W-9 or Item (2) of Part II of the Certification Box of the Form W-9 (as the case may be). All U.S. Stockholders receiving cash pursuant to the Offer or the Merger should complete and sign a Form W-9 or a Substitute Form W-9 to provide the information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to us and the Depositary). Certain stockholders (including, among others, all corporations and certain non-U.S. individuals and entities) are not subject to backup withholding; however, all U.S. Stockholders should complete a Form W-9 or a Substitute Form W-9 so as to avoid possible erroneous backup withholding. Non-U.S. Stockholders should complete and sign the appropriate Form W-8 (instead of a Form W-9) to avoid backup withholding. The various IRS Forms W-8 may be obtained from the Depositary. Substitute Form W-9 is provided herein. See “IMPORTANT TAX INFORMATION” herein. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

9. Requests for Assistance or Additional Copies.  Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, IRS Form W-8 and the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” may be directed to the Information Agent at the addresses and phone numbers set forth below, or from brokers, dealers, commercial banks, trust companies or other nominees.

10. Waiver of Conditions.  Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase) and the applicable rules and regulations of the Securities and Exchange Commission, Purchaser reserves the right, in its sole discretion, to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

11. Lost, Destroyed or Stolen Certificates.  If any Share Certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify Wells Fargo Shareowner Services in its capacity as transfer agent for the Shares (toll-free telephone number: (800) 468-9716). The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed.

12. Revocation or Withdrawal.  A tender is irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. After an effective withdrawal you may change your decision by submitting to the Depositary a completed replacement of this document and any other documents required by the Offer for properly tendering Shares prior to the Expiration Date.

13. Irregularities.  All questions as to the validity, form, eligibility (including time of receipt), and acceptance for payment of any tender of Shares will be determined by Purchaser in its sole discretion, and its determinations shall be final and binding. The Purchaser reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance of or payment for which may, in the opinion of Purchaser’s counsel, be unlawful. The Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any Shares. No tender of Shares will be deemed to be properly made until all defects and irregularities in tenders of Shares have been cured or waived. None of Parent, Purchaser, the Information Agent, the Depositary or any other person is or will be obligated to give notice of any defects or irregularities in the tender of Shares and none of them will incur any liability for failure to give any such notice. The Purchaser’s interpretation of the terms and conditions of the Offer, including this Letter of Transmittal, will be final and binding.

Important:  This Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary prior to the Expiration Date, and either Share Certificates for tendered Shares must be received by the Depositary or Shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Date, or the tendering stockholder must comply with the procedures for guaranteed delivery.

IMPORTANT TAX INFORMATION

To comply with IRS Circular 230, you are hereby notified that: (a) any discussion of federal tax issues contained or referred to herein is not intended or written to be used, and cannot be used by you, for the purposes of avoiding penalties that may be imposed on you under the Internal Revenue Code of 1986, as amended; (b) such discussion is written to support the promotion or marketing of the Offer and the Merger addressed by the written advice herein; and (c) you should seek advice based on your particular circumstances from an independent tax advisor.

Backup Withholding.  For a discussion of certain backup withholding tax consequences, see Instruction 8 to this Letter of Transmittal and “The Tender Offer — Section 5 — Certain U.S. Federal Income Tax Consequences” of the Offer to Purchase.

What Number to Give the Depositary

In order to avoid backup withholding on cash payments received pursuant to the Offer or the Merger, a U.S. Stockholder is required to provide the Depositary the TIN (e.g., the Social Security Number or the Employer Identification Number) of the record holder of the Shares. Consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for guidelines on which identifying number to report under various circumstances. If a U.S. Stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “Applied For” in the space provided for the TIN in Part I, sign and date the Form W-9 or the Substitute Form W-9, and sign the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Form W-9 or the Substitute Form W-9. If “Applied For” is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% on payments made to the stockholder.

The Letter of Transmittal, Share Certificates for Shares and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder’s broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth on the first page.

Questions and requests for assistance may be directed to the Information Agent at its address and telephone number set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery should be directed to the Information Agent.

The Information Agent for the Tender Offer is:

105 Madison Avenue
New York, New York 10016
tenderoffer@mackenziepartners.com
Call Collect: (212) 929-5500
or
Toll Free (800) 322-2885